UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 19, 2006

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TASCO HOLDINGS INTERNATIONAL, INC.

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(Exact Name of Registrant as Specified in Charter)

Commission File Number: 0-32201

Delaware                                                                            33-0824714

(State of Incorporation)	(IRS Employer Identification No.)

23 Brigham Road, Worcester, MA 01609

(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number including area code: (508) 755--0754

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR

230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR

240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the exchange

Act (17 CFR 240.13e-4(c)).

As used herein, the term “we,” “us,” “our,” “Tasco,” and the “Company” refers to Tasco Holdings International, Inc., a Delaware corporation.

MATTER OF FORWEARD-LOOKING STATEMENTS

THIS FORM 8-K CONTAINS "FORWARD-LOOKING STATEMENTS". FORWARD-LOOKING STATEMENTS ARE STATEMENTS CONCERNING PLANS, OBJECTIVES, GOALS, STRATEGIES, EXPECTATIONS, INTENTIONS, PROJECTIONS, DEVELOPMENTS, FUTURE EVENTS, OR PERFORMANCE, UNDERLYING (EXPRESSED OR IMPLIED) ASUMPTIONS AND OTHER STATEMENTS THAT ARE OTHER THAN HISTORICAL FACTS. IN SOME CASES FORWARD-LOOKING STATEMENTS CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING WORDS SUCH AS "BELIEVES," "EXPECTS," "MAY," "WILL," "SHOULD," OR "ANTICIPATES," OR THE NEGATIVE OF THESE WORDS OR OTHER VARIATIONS OF THESE WORDS OR COMPARABLE WORDS, OR BY DISCUSSIONS OF PLANS OR STRATEGY THAT INVOLVE RISKS AND UNCERTAINTIES. MANAGEMENT WISHES TO CAUTION THE READER THAT THESE FORWARD-LOOKING STATEMENTS, INCLUDING, BUT NOT LIMITED TO, STATEMENTS REGARDING THE COMPANY’S PLANS, GOALS AND, THE PLANNED CLOSING OF THE ACQUISITION OF THE SUBSIDIARY OF BIO-MATRIX SCIENTIFIC GROUP, INC., AND OTHER MATTERS THAT ARE NOT HISTORICAL FACTS ARE ONLY PREDICTIONS. NO ASSURANCES CAN BE GIVEN THAT SUCH PREDICTIONS WILL PROVE CORRECT OR THAT THE ANTICIPATED FUTURE RESULTS WILL BE ACHIEVED. ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY EITHER BECAUSE ONE OR MORE PREDICTIONS PROVE TO BE ERRONEOUS OR AS A RESULT OF OTHER RISKS FACING THE COMPANY. FORWARD-LOOKING STATEMENTS SHOULD BE READ IN LIGHT OF THE CAUTIONARY STATEMENTS AND RISKS THAT INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH THE ACQUISITION OF AN EARLY-STAGE COMPANY THAT HAS ONLY A LIMITED HISTORY OF OPERATIONS, THE COMPARATIVELY LIMITED FINANCIAL RESOURCES OF THE COMPANY, THE INTENSE COMPETITION THE COMPANY FACES FROM OTHER ESTABLISHED COMPETITORS, TECHNOLOGICAL CHANGES THAT MAY LIMIT THE ABILITY OF THE COMPANY TO MARKET AND SELL ITS PRODUCTS AND SERVICES OR ADVERSELY IMPACT THE PRICING OF THESE PRODUCTS AND SERVICES. ANY ONE OR MORE OF THESE OR OTHER RISKS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FUTURE RESULTS INDICATED, EXPRESSED, OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS. WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENT TO REFLECT EVENTS, CIRCUMSTANCES, OR NEW INFORMATION AFTER THE DATE OF THIS FORM 8-K OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED OR OTHER SUBSEQUENT EVENTS.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As previously reported on Form 8-K, Tasco Holdings International, Inc. (“Tasco”) entered into a Stock Purchase Agreement with Bio-Matrix Scientific Group, Inc., a Delaware corporation of San Diego, California (the “Seller”) on June 14, 2006.

Under the terms of the Stock Purchase Agreement, John Lauring, a Director and officer of Tasco and Glen Devore, a Director of Tasco, resigned their positions as Directors and officers with Tasco.

As previously reported on Form 8-K, on June 14, 2006, Dr. David R. Koos and Mr. Brian Pockett were each elected a Director of Tasco. On June 19, 2006, Tasco’s Board of Directors elected Dr. David R. Koos as Chief Executive Officer and President of Tasco and Mr. Brian Pockett as Chief Operating Officer and Vice President of Tasco.

Dr. Koos, age 47, has been involved with investment banking, venture capital, and investor relations for the past 20 years. He is currently Chairman, CEO, and acting CFO of Frezer, Inc. and Chairman, Chief Executive Officer of Bio-Matrix Scientific Group, Inc., a Delaware corporation (the Seller). He has worked with major Wall Street investment banks and was a Vice-President of Investments with Sutro & Co., Everen Securities, and Dean Witter. Dr. Koos is also the Founder and Director of Venture Bridge, Inc. and his professional experience includes Co-Founder and Managing Director of Cell Source Research, Inc. He serves concurrently as a Director of Venture Bridge, Inc., a private business development company and Managing Director of Cell Source Research, Inc. Dr. Koos holds a Series 7 and a Series 24 securities license. In addition, Dr. Koos holds a Ph.D. degree in Economic Sociology, a DBA in Corporate Finance, both from Atlantic International University. In addition, Dr. Koos holds M.A. degree in Economic Sociology from the University of California, Riverside, California and is currently pursuing a Doctor of Business Administration (DBA) in Financial Management from Northcentral University.

Mr. Pockett, age 54, has over 29 years of professional experience in operations, marketing, sales, and financial and grant development. He is currently Managing Director and Chief Operating Officer of Bio-Matrix Scientific Group, Inc., a Delaware corporation (the Seller) and Managing Director and Chief Operating Officer of Frezer, Inc. Mr. Pockett was the Founder of PD&C, a private consulting firm and has served as a consultant to some of the largest companies in North America, including Disney, SONY, Nintendo, Acclaim Entertainment, and UFO. His work has included global distribution, product development, commercialization, investment, and intellectual properties. Mr. Pockett holds a B.A. degree from Azusa Pacific University and a Theology Degree from Crestmont Seminary.

Dr. Koos and Mr. Pockett were elected as officers by Tasco’s Board of Directors and serve in that capacity at the discretion of Tasco’s Board of Directors.

A copy of the Stock Purchase Agreement, the Escrow Agreement, the Special Escrow Agreement, and the Stock Cancellation Agreement are attached as exhibits to the prior Form 8-K filed previously on June 16, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TASCO HOLDINGS INTERNATIONAL, INC.

By: /s/ David R. Koos

David R. Koos, Chairman

Date: June 19, 2006

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